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                                                                    EXHIBIT 10.9

September 19, 2003


Mr. Steven A. Kriegsman
President and CEO
CytRx  Corporation
11726 San Vicente Blvd.
Suite 650
Los Angeles, CA 90049

Dear Steve:

This letter will confirm our agreement that, notwithstanding what is otherwise provided for in the engagement agreement dated May 16, 2003 by and between Cappello Capital Corp. and CytRx Corporation, that the below shall constitute Cappello's fees in full with respect to the placement of $8,695,000 of CytRx's common stock on September 16, 2003.

Cash - $687,992.90
Warrants - 427,203 with a ten year life and an exercise price of $2.10

Agreed and acknowledge:

CytRx Corporation                               Cappello Capital Corp.



By: /s/ Steven A. Kriegsman                     By: /s/ Rob Deutschman
    -----------------------                         -------------------------
       Steven A. Kriegsman                          Rob Deutschman

Date: 9/19/03                                   Date: 9/19/03
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cc:  Sandy Hillsberg
     Alexander Cappello
     Gerard Cappello